UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007

SGS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133825	20-3939981
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

626 West Main Street, Suite 500, Louisville, KY 40202

(Address of principal executive offices) (Zip Code)

(502) 637-5443

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report amends the Current Report on Form 8-K filed by SGS International, Inc., a Delaware corporation (the “Registrant”), on April 5, 2007 to report, among other things, the completion of the Registrant’s acquisition of the outstanding shares of McGurk Studios Limited and Thames McGurk Limited on April 2, 2007. As permitted under Item 9.01 of Form 8-K, this Form 8-K/A is being filed solely to amend Items 9.01(a) and (b) of the previously filed Form 8-K to provide the required historical and pro forma financial information which was not available at the time of the earlier filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

1. The audited balance sheet of McGurk Studios Limited as of 31st March 2006, the profit and loss account for the year ended 31st March 2006, the trading and profit and loss account for the year ended 31st March 2006, the notes to the financial statements, company information and the report of directors related to the financial statements, and the report of Sadofskys Chartered Accountants on the financial statements are attached hereto as Exhibit 99.1 and incorporated herein by reference.

2. The audited balance sheet of Thames McGurk Limited as of 31st March 2006, the profit and loss account for the year ended 31st March 2006, the trading and profit and loss account for the year ended 31st March 2006, the notes to the financial statements, company information and the report of directors related to the financial statements, and the report of Sadofskys Chartered Accountants on the financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

3. The unaudited condensed balance sheet of McGurk Studios Limited as of 31st March, 2007 and the profit and loss account for the quarter ended 31st March 2007 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

4. The unaudited condensed balance sheet of Thames McGurk Limited as of 31st March, 2007 and the profit and loss account for the quarter ended 31st March 2007 are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The introduction to the unaudited pro forma condensed combined financial statements, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006, the unaudited pro forma condensed combined balance sheet as of March 31, 2007, and the notes to the unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(d)	Exhibits.

10.1	Credit Agreement, dated as of December 30, 2005, among the Registrant and Southern Graphic Systems-Canada, Co., as borrowers, certain of the Registrant’s subsidiaries, as guarantors, UBS Securities LLC and Lehman Brothers Inc., as joint arrangers and joint bookmanagers, UBS AG, Stamford Branch, as issuing bank, US administrative agent, US collateral agent and Canadian collateral agent, Lehman Brothers Inc., as syndication agent, CIT Lending Services Corporation as documentation agent, National City Bank, as Canadian administrative agent, UBS Loan Finance LLC, as swingline lender, and the lenders referred to therein, incorporated by reference to exhibit 10.7 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.2	First Amendment to Credit Agreement by and among the Registrant and Southern Graphic Systems-Canada, Co., as borrowers, certain affiliates of the borrowers, as guarantors, and the lenders party to the Credit Agreement as described therein, incorporated by reference to exhibit 10.8 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.3	Security Agreement, dated as of December 30, 2005, by the Registrant, as borrower, certain of the Registrant’s subsidiaries, as guarantors, and UBS AG, Stamford Branch, as US collateral agent, incorporated by reference to exhibit 10.9 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.4	Canadian Security Agreement, dated as of December 30, 2005, by certain of the Registrant’s subsidiaries, as pledgors, and UBS AG, Stamford Branch, as Canadian collateral agent, incorporated by reference to exhibit 10.10 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.5	Debenture dated as of December 30, 2005, from SGS-UK Holdings Limited and others, as chargors, in favour of UBS AG, Stamford Branch, as Canadian collateral agent, incorporated by reference to exhibit 10.11 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

99.1	Audited financial statements of McGurk Studios Limited

99.2	Audited financial statements of Thames McGurk Limited

99.3	Unaudited interim financial statements of McGurk Studios Limited

99.4	Unaudited interim financial statements of Thames McGurk Limited

99.5	Unaudited pro forma condensed combined financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SGS INTERNATIONAL, INC.

Date: June 14, 2007	By:	/s/ Benjamin F. Harmon, IV
Benjamin F. Harmon, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
10.1	Credit Agreement, dated as of December 30, 2005, among the Registrant and Southern Graphic Systems-Canada, Co., as borrowers, certain of the Registrant’s subsidiaries, as guarantors, UBS Securities LLC and Lehman Brothers Inc., as joint arrangers and joint bookmanagers, UBS AG, Stamford Branch, as issuing bank, US administrative agent, US collateral agent and Canadian collateral agent, Lehman Brothers Inc., as syndication agent, CIT Lending Services Corporation as documentation agent, National City Bank, as Canadian administrative agent, UBS Loan Finance LLC, as swingline lender, and the lenders referred to therein, incorporated by reference to exhibit 10.7 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.2	First Amendment to Credit Agreement by and among the Registrant and Southern Graphic Systems-Canada, Co., as borrowers, certain affiliates of the borrowers, as guarantors, and the lenders party to the Credit Agreement as described therein, incorporated by reference to exhibit 10.8 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.3	Security Agreement, dated as of December 30, 2005, by the Registrant, as borrower, certain of the Registrant’s subsidiaries, as guarantors, and UBS AG, Stamford Branch, as US collateral agent, incorporated by reference to exhibit 10.9 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.4	Canadian Security Agreement, dated as of December 30, 2005, by certain of the Registrant’s subsidiaries, as pledgors, and UBS AG, Stamford Branch, as Canadian collateral agent, incorporated by reference to exhibit 10.10 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

10.5	Debenture dated as of December 30, 2005, from SGS-UK Holdings Limited and others, as chargors, in favour of UBS AG, Stamford Branch, as Canadian collateral agent, incorporated by reference to exhibit 10.11 to the Registrant’s registration statement on Form S-4 filed on May 5, 2006, File No. 333-133825

99.1	Audited financial statements of McGurk Studios Limited

99.2	Audited financial statements of Thames McGurk Limited

99.3	Unaudited interim financial statements of McGurk Studios Limited

99.4	Unaudited interim financial statements of Thames McGurk Limited

99.5	Unaudited pro forma condensed combined financial statements